Exhibit 99

Investor Contact:	Kenneth R. Bowling	Media Contact:	Teresa A. Huffman
	Chief Financial Officer		Senior Vice President, Human Resources
	336-881-5630		336-889-5161

CULP ANNOUNCES RESULTS FOR FOURTH QUARTER AND FISCAL 2022;

COMPANY TAKES STEPS TO ENHANCE LIQUIDITY

HIGH POINT, N.C. (June 29, 2022) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the fourth quarter and fiscal year ended May 1, 2022.  The company also announced it has completed the closing of a new three-year secured credit facility with up to $40 million in borrowing availability.  This new credit facility replaces the company’s prior $30 million unsecured facility, which was scheduled to expire in August 2022.  In addition, the company has suspended the quarterly cash dividend on its common stock and taken other measures to preserve strong liquidity and support CULP’s future growth opportunities in the face of macro-economic headwinds.

Fiscal 2022 Fourth Quarter Financial Summary

▪

Net sales were $56.9 million, down 28.0 percent from the prior-year period, with mattress fabrics sales down 30.6 percent and upholstery fabrics sales down 24.8 percent compared with the fourth quarter of last year.

▪	Loss from operations was $(5.4) million, as compared with income from operations of $1.6 million for the prior-year period.
▪

Net loss was $(6.0) million, or $(0.49) per diluted share, compared with net income of $1.5 million, or $0.12 per diluted share, for the prior-year period.  The effective tax rate for the fourth quarter was (4.4)% and was affected by the company’s mix of income between its U.S. and foreign jurisdictions during the period.

▪	The company’s financial position as of the end of fiscal 2022 reflected total cash and investments of $14.6 million and no outstanding borrowings.

Fiscal 2022 Full Year Financial Summary

▪	Net sales were $294.8 million, down 1.6 percent from the prior year, with mattress fabrics sales down 3.5 percent and upholstery fabrics sales up 0.4 percent.
▪	Income from operations for fiscal 2022 was $678,000, compared with income from operations of $12.1 million for the prior year.
▪

Net loss was $(3.2) million, or $(0.26) per diluted share, compared with net income of $3.2 million, or $0.26 per diluted share, for the prior year.  The effective tax rate for the fiscal 2022 year was (888.0)% and was affected by the company’s mix of income between its U.S. and foreign jurisdictions during the period.

▪	The company paid $5.5 million in dividends and $1.8 million for share repurchases during fiscal 2022.

Financial Outlook

▪

The company continues to navigate a convergence of headwinds, including significant inflationary pressures that are affecting consumer spending; a challenging labor market; COVID-related disruption in China; and other geopolitical events.  Although CULP remains well-positioned over the long-term with its product-driven strategy and flexible global platform, the current conditions are likely to continue pressuring results through at least the first half of fiscal 2023.

▪	Due to the continued volatility in the macro environment, the company is providing only limited sequential financial guidance for fiscal 2023 at this time. The company’s net sales for the first

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

quarter of fiscal 2023 are expected to be comparable to the fourth quarter of fiscal 2022.  While the company still expects a material consolidated operating loss (loss from operations) for the first quarter of fiscal 2023, it expects a moderate improvement as compared to the loss incurred during the fourth quarter of fiscal 2022. The company also expects its cash position as of the end of first quarter of fiscal 2023 to be comparable to the end of fiscal 2022.

▪

The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of the ongoing headwinds.

Commenting on the results, Iv Culp, president and chief executive officer of Culp, Inc., said, “As previously announced, our results for the fourth quarter were significantly challenged by the unexpected shutdown of our China facilities due to COVID-related restrictions affecting both of our businesses and by further weakening in domestic mattress industry sales.  However, our operating loss for the quarter was somewhat less than expected, as our mattress fabrics segment experienced slightly higher sales than previously anticipated during the last two weeks of the quarter.  We were also able to return a small number of employees to our CULP China locations at the end of April and facilitate product shipments in a limited capacity.  Importantly, we have maintained our strong customer relationships despite this disruption.  We also ended the quarter with a higher cash position than expected, with $14.6 million in cash and investments and no outstanding borrowings.  In addition, we are pleased to announce the closing of our new secured credit facility, which enhances the company’s financial flexibility and is expected to provide us with sufficient liquidity to navigate the ongoing headwinds.

“The fiscal year started off strong for both of our businesses, with moderate pressure on profitability and supply chain disruption.  However, as the year progressed, the rapid rise in inflation, changing consumer spending patterns, COVID-related disruption, and other geopolitical events materially affected the performance of our businesses.  We took several pricing and cost-reduction actions throughout the year to help mitigate these pressures, but with the ongoing volatility, we are taking additional measures to align our business to meet current demand trends and diligently manage our liquidity.  These measures include reducing inventory, limiting capital expenditures and other discretionary spending, eliminating under-utilized equipment, reducing production schedules, and making other workforce adjustments as needed to align with demand.  We are also planning to announce additional pricing action during the first quarter.  We are strategically taking these steps to adapt to the near-term challenges, while ensuring that we remain well-positioned to continue to meet the needs of our customers now and when conditions normalize.

“In addition to these actions, and considering the current and expected business environment, our Board of Directors has made the difficult decision to suspend the company’s quarterly cash dividend.  Although we are confident in our business strategy, the duration of the current challenges is unknown, and we believe that preserving capital is in the best interest of the company to support future growth opportunities and the long-term interests of our shareholders.  We understand the importance of this decision for our shareholders and will continue to reassess our dividend policy each quarter.

“Our associates around the world continue to persevere, delivering innovative products, creative designs, and exceptional service for our customers.  We are especially proud of the tremendous resilience of our China associates, who have energetically returned to work following eight weeks of shutdowns and are diligently working to ship product and resume operations at normalized capacity.  Looking ahead, we expect the prevailing macro-economic pressures and retail softness will continue to affect our business through at least the first half of fiscal 2023.  We believe our market position remains solid with new planned placements and product development opportunities that we expect to materialize as market conditions improve.  We remain focused on generating cash, keeping our expenses in line with demand trends, and ensuring that we have adequate liquidity. Importantly, we remain optimistic about CULP’s future,” added Culp.

Segment Update

Mattress Fabrics Segment (“CHF”) Summary

▪

Sales were $29.8 million for the fourth quarter of fiscal 2022, down 30.6 percent compared with sales of $42.9 million in the fourth quarter of fiscal 2021. For fiscal 2022, sales were $152.2 million, down 3.5 percent compared with $157.7 million in fiscal 2021.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

▪

Operating performance for the fourth quarter was significantly pressured by a rapid and material decline in revenues for the quarter, causing operating inefficiencies at CHF’s U.S. and Canadian facilities.  Results were also affected by lower mattress cover sales due to the COVID-related lockdowns in China.

▪

For the full year, operating performance was affected by the pressures from the fourth quarter, as well as higher freight, raw material, and labor costs; operating inefficiencies related to product mix within CHF’s global platform; unfavorable foreign currency exchange rate fluctuations in China and Canada; and operating inefficiencies due to labor shortages in the U.S. and Canada.

▪	The business has maintained a continued focus on its product-driven strategy, with an emphasis on innovation, design creativity, quality, and personalized customer service.

▪

Management is taking decisive action to cut additional expenses and further maximize operating efficiencies, with a targeted annual cost savings of approximately $2.0 million; it is also planning to announce additional pricing action during the first quarter.

▪

The CHF team is optimistic about planned new programs and product development opportunities for fiscal 2023, but industry weakness is expected to continue for some period, which may reduce demand for mattress fabric and cover products and delay new product rollouts.

Upholstery Fabrics Segment (“CUF”) Summary

▪

Sales were $27.2 million for the fourth quarter of fiscal 2022, down 24.8 percent compared with sales of $36.1 million in the fourth quarter of fiscal 2021.  For fiscal 2022, sales were $142.7 million, up 0.4 percent compared with $142.1 million in fiscal 2021.

▪

Top-line recovery continued in CUF’s hospitality business for the fourth quarter, with higher sales for both the hospitality/contract fabric business and the Read Window Product business compared to the prior-year period.

▪

Operating performance for the fourth quarter was primarily pressured by lower sales, as well as unfavorable foreign currency fluctuations in China and additional employee training costs and operating inefficiencies at CUF’s new Haiti cut and sew facility as it continues to scale capacity to its full planned output level.

▪

For the full year, operating performance was also affected by higher freight and material costs; start-up costs for the new Haiti facility; and a lower contribution from the Read Window Products business.

▪	CUF continued the ramp up in production at its new Haiti cut and sew facility during the fourth quarter and expanded options for fabric sourcing.

▪

The shutdowns that significantly curtailed this segment’s China operations throughout April and May have now been lifted, although lingering constraints from the shutdowns may continue during the first quarter of fiscal 2023.

▪

The business is well-positioned for the long term with its sustained focus on innovative product offerings, including its popular portfolio of LiveSmart® performance products, and its scalable global platform, but the slowdown in new retail business for the residential home furnishings industry may affect demand for this segment’s residential business for some period.

Balance Sheet

▪

As of May 1, 2022, the company reported $14.6 million in total cash and investments and no outstanding debt.  This compares with $46.9 million in total cash and investments and no outstanding debt as of the end of fiscal 2021.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

▪	Cash flow from operations and free cash flow were $(17.4) million and $(24.3) million, respectively, for fiscal 2022. (See reconciliation table at the back of this press release.)

▪	The company’s cash flow from operations and free cash flow during fiscal 2022 were affected by the following uses of cash:

o	Higher inventory levels to help navigate supply chain challenges and support valued customers; also affected by inflation;
o

$5.7 million investment in capital expenditures, including expenditures for machinery, equipment, and IT security and infrastructure investments, as well as expenditures related to the company’s new innovation campus;

o	$2.5 million in payments for the new building lease, startup expenses, and other costs associated with ramping up the new Haiti upholstery cut and sew operation; and
o	Increased accounts payable payments related to the company’s return to normal credit terms as opposed to the extended terms previously granted in response to the COVID-19 pandemic.

▪	Additionally, during fiscal 2022, the company paid $5.5 million in regular quarterly dividends and $1.8 million for repurchases of its common stock.

Dividends and Share Repurchases

To preserve liquidity and support future growth opportunities, the company’s Board of Directors has suspended the quarterly cash dividend on its common stock.

The company did not repurchase any shares during the fourth quarter of fiscal 2022, leaving approximately $3.2 million available under the current share repurchase program as of May 1, 2022.  Despite the current share repurchase authorization, the company does not expect to repurchase any shares during the first quarter of fiscal 2023.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the fourth quarter and fiscal 2022 year on June 30, 2022, at 11:00 a.m. Eastern Time.  A live webcast of this call can be accessed under the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com.  A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on June 30, 2022.

About the Company

Culp, Inc. is one of the world’s largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture.  The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers.  Culp has manufacturing and sourcing capabilities located in the United States, Canada, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934).  Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements.  Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise.  Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations for our future operations, production levels, new product launches, sales, profit margins, profitability, operating

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

income, capital expenditures, working capital levels, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding potential acquisitions, future economic or industry trends, public health epidemics, or future developments.  There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions.  Decreases in these economic indicators could have a negative effect on our business and prospects.  Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely.  The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations.  Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products.  Changes in tariffs or trade policy, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States.  Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places.  Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets.  The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our operations and financial performance.  In addition, the impact of potential goodwill or intangible asset impairments could affect our financial results.  Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Finally, disruption in our customers’ supply chains for non-fabric components may cause declines in new orders and/or delayed shipping of existing orders while our customers wait for other components, which could adversely affect our financial results.  Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.  A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME

FOR THREE MONTHS ENDED MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
		(3)
	May 1	May 2,	% Over	May 1,	May 2,
	2022	2021	(Under)	2022	2021
Net sales	$56,940	$79,063	(28.0)%	100.0%	100.0%
Cost of sales	(53,183)	(67,266)	(20.9)%	93.4%	85.1%
Gross profit	3,757	11,797	(68.2)%	6.6%	14.9%
Selling, general and administrative expenses	(9,140)	(10,158)	(10.0)%	16.1%	12.8%
(Loss) income from operations	(5,383)	1,639	(428.4)%	(9.5)%	2.1%
Interest expense	(17)	—	100.0%	0.0%	0.0%
Interest income	26	36	(27.8)%	0.0%	0.0%
Gain on bargain purchase (1)	—	819	(100.0)%	0.0%	1.0%
Other expense	(396)	(152)	160.5%	0.7%	0.2%
(Loss) income before income taxes	(5,770)	2,342	(346.4)%	(10.1)%	3.0%
Income tax expense (2)	(253)	(857)	(70.5)%	(4.4)%	36.6%
Net (loss) income	$(6,023)	$1,485	(505.6)%	(10.6)%	1.9%

Net (loss) income per share - basic	$(0.49)	$0.12	(508.5)%
Net (loss) income per share - diluted	$(0.49)	$0.12	(511.5)%
Average shares outstanding-basic	12,222	12,310	(0.7)%
Average shares outstanding-diluted	12,222	12,399	(1.4)%

Notes

(1)

Effective February 1, 2021, we acquired the remaining fifty percent ownership interest in our former unconsolidated joint venture located in Haiti. Pursuant to this transaction, we became the sole owner with full control over this operation. The gain on bargain purchase represents the amount of net assets acquired from this transaction that were more than the purchase price totaling $954,000.

(2)	Percent of sales column for income tax expense is calculated as a % of (loss) income before income taxes.

(3)

See back of this presentation for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month period ending May 2, 2021, which includes certain charges and credits.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME

FOR TWELVE MONTHS ENDED MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED
	Amount			Percent of Sales
		(3)
	May 1	May 2,	% Over	May 1	May 2,
	2022	2021	(Under)	2022	2021
Net sales	$294,839	$299,720	(1.6)%	100.0%	100.0%
Cost of sales	(258,746)	(249,888)	3.5%	87.8%	83.4%
Gross profit	36,093	49,832	(27.6)%	12.2%	16.6%
Selling, general and administrative expenses	(35,415)	(37,756)	(6.2)%	12.0%	12.6%
Income from operations	678	12,076	(94.4)%	0.2%	4.0%
Interest expense	(17)	(51)	(66.7)%	0.0%	0.0%
Interest income	373	244	52.9%	0.1%	0.1%
Gain on bargain purchase (1)	—	819	(100.0)%	0.0%	0.3%
Other expense	(1,359)	(2,208)	(38.5)%	0.5%	0.7%
(Loss) income before income taxes	(325)	10,880	(103.0)%	(0.1)%	3.6%
Income tax expense (2)	(2,886)	(7,693)	(62.5)%	(888.0)%	70.7%
Income from investment in unconsolidated joint venture	—	31	(100.0)%	0.0%	0.0%
Net (loss) income	$(3,211)	$3,218	(199.8)%	(1.1)%	1.1%

Net (loss) income per share - basic	$(0.26)	$0.26	(200.3)%
Net (loss) income per share - diluted	$(0.26)	$0.26	(200.4)%
Average shares outstanding-basic	12,242	12,300	(0.5)%
Average shares outstanding-diluted	12,242	12,322	(0.6)%

Notes

(1)

Effective February 1, 2021, we acquired the remaining fifty percent ownership interest in our former unconsolidated joint venture located in Haiti. Pursuant to this transaction, we became the sole owner with full control over this operation. The gain on bargain purchase represents the amount of net assets acquired from this transaction that were more than the purchase price totaling $954,000.

(2)	Percent of sales column for income tax expense is calculated as a % of (loss) income before income taxes.

(3)

See back of this presentation for our Reconciliation of Selected Income Statement Information to Adjusted Results for the twelve-month period ending May 2, 2021, which includes certain charges and credits.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

CONSOLIDATED BALANCE SHEETS

MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)
	May 1,	* May 2,	Increase (Decrease)
	2022	2021	Dollars	Percent
Current assets
Cash and cash equivalents	$14,550	37,009	(22,459)	(60.7)%
Short-term investments - Held-To-Maturity	—	3,161	(3,161)	(100.0)%
Short-term investments - Available for Sale	—	5,542	(5,542)	(100.0)%
Accounts receivable	22,226	37,726	(15,500)	(41.1)%
Inventories	66,557	55,917	10,640	19.0%
Current income taxes receivable	857	—	857	100.0%
Other current assets	2,986	3,852	(866)	(22.5)%
Total current assets	107,176	143,207	(36,031)	(25.2)%
Property, plant & equipment, net	41,702	44,003	(2,301)	(5.2)%
Right of use assets	15,577	11,730	3,847	32.8%
Intangible assets	2,628	3,004	(376)	(12.5)%
Long-term investments - Rabbi Trust	9,357	8,415	942	11.2%
Long-term investments - Held-To-Maturity	—	1,141	(1,141)	(100.0)%
Deferred income taxes	528	545	(17)	(3.1)%
Other assets	595	2,035	(1,440)	(70.8)%
Total assets	$177,563	214,080	(36,517)	(17.1)%
Current liabilities
Accounts payable - trade	20,099	42,540	(22,441)	(52.8)%
Accounts payable - capital expenditures	473	348	125	35.9%
Operating lease liability - current	3,219	2,736	483	17.7%
Deferred revenue	520	540	(20)	(3.7)%
Accrued expenses	7,832	14,839	(7,007)	(47.2)%
Income taxes payable - current	413	229	184	80.3%
Total current liabilities	32,556	61,232	(28,676)	(46.8)%
Operating lease liability - long-term	7,062	6,821	241	3.5%
Income taxes payable - long-term	3,097	3,326	(229)	(6.9)%
Deferred income taxes	6,004	5,330	674	12.6%
Deferred compensation	9,343	8,365	978	11.7%
Total liabilities	58,062	85,074	(27,012)	(31.8)%
Shareholders' equity	119,501	129,006	(9,505)	(7.4)%
Total liabilities and shareholders' equity	$177,563	214,080	(36,517)	(17.1)%
Shares outstanding	12,229	12,313	(84)	(0.7)%

* Derived from audited financial statements.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

SUMMARY OF CASH AND INVESTMENTS

MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands)

	Amounts

	May 1,	May 2,
	2022	2021*

Cash and cash equivalents	$14,550	$37,009
Short-term investments - Available for Sale	—	5,542
Short-term investments - Held-To-Maturity	—	3,161
Long-term investments - Held-To-Maturity	—	1,141
Total Cash and Investments	$14,550	$46,853

* Derived from audited financial statements.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE TWELVE MONTHS ENDED MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts
	May 1,	May 2,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(3,211)	$3,218
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation	6,994	6,846
Amortization	559	466
Stock-based compensation	1,133	1,251
Deferred income taxes	691	3,760
Realized loss (gain) from the sale of investments	450	(6)
Gain on bargain purchase	—	(819)
Gain on sale of equipment	—	(57)
Income from investment in unconsolidated joint venture	—	(31)
Foreign currency exchange loss	16	1,520
Changes in assets and liabilities, net of effects of acquisition of business:
Accounts receivable	15,416	(12,117)
Inventories	(10,787)	(7,225)
Other current assets	946	(1,442)
Other assets	(1,386)	(1,452)
Accounts payable	(22,131)	17,228
Deferred revenue	(20)	38
Accrued expenses and deferred compensation	(5,204)	9,457
Income taxes	(907)	843
Net cash (used in) provided by operating activities	(17,441)	21,478
Cash flows from investing activities:
Cash paid for acquisition of business, net of cash acquired (1)	—	(892)
Capital expenditures	(5,695)	(6,664)
Proceeds from the sale of equipment	—	12
Investment in unconsolidated joint venture	—	(90)
Proceeds from the sale and maturity of investments (Held to Maturity)	13,486	10,165
Purchase of investments (Held to Maturity)	(9,751)	(8,173)
Purchase of short-term investments (Available for Sale)	(4,391)	(5,044)
Proceeds from the sale of short-term investments (Available for Sale)	9,879	468
Proceeds from the sale of long-term investments (rabbi trust)	56	157
Purchase of long-term investments (rabbi trust)	(1,088)	(619)
Net cash provided by (used in) investing activities	2,496	(10,680)
Cash flows from financing activities:
Payments associated with lines of credit	(9,000)	(30,772)
Proceeds associated with lines of credit	9,000	—
Payment associated with Paycheck Protection Program Loan	—	(7,606)
Dividends paid	(5,511)	(5,292)
Common stock repurchased	(1,752)	—
Common stock surrendered for payment of withholding taxes payable	(50)	(25)
Payments of debt issuance costs	(110)	(15)
Net cash used in financing activities	(7,423)	(43,710)
Effect of exchange rate changes on cash and cash equivalents	(91)	131
Decrease in cash and cash equivalents	(22,459)	(32,781)
Cash and cash equivalents at beginning of year	37,009	69,790
Cash and cash equivalents at end of year	$14,550	$37,009
Free Cash Flow (2)	$(24,259)	$14,405

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE TWELVE MONTHS ENDED MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands)

Notes

(1)

Effective February 1, 2021, we acquired the remaining fifty percent ownership interest in our former unconsolidated joint venture located in Haiti. Pursuant to this transaction, we became the sole owner with full control over this operation. The cash paid for acquisition of business represents the purchase price of $954,000, partially offset by $62,000 of cash acquired.

(2)	Reconciliation of Free Cash Flow:

	FY 2022	FY 2021
A) Net cash (used in) provided by operating activities	$(17,441)	21,478
B) Minus: Capital Expenditures	(5,695)	(6,664)
C) Plus: Proceeds from the sale of equipment	—	12
D) Minus: Investment in unconsolidated joint venture	—	(90)
E) Plus: Proceeds from the sale of long-term investments (rabbi trust)	56	157
F) Minus: Purchase of long-term investments (rabbi trust)	(1,088)	(619)
G) Effects of exchange rate changes on cash and cash equivalents	(91)	131
Free Cash Flow	$(24,259)	14,405

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	May 1,	May 2,	% Over	May 1,	May 2,
Net Sales by Segment	2022	2021	(Under)	2022	2021
Mattress Fabrics	$29,779	$42,938	(30.6)%	52.3%	54.3%
Upholstery Fabrics	27,161	36,125	(24.8)%	47.7%	45.7%
Net Sales	$56,940	$79,063	(28.0)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin
Mattress Fabrics	$355	$5,215	(93.2)%	1.2%	12.1%
Upholstery Fabrics	3,402	6,582	(48.3)%	12.5%	18.2%
Gross Profit	$3,757	$11,797	(68.2)%	6.6%	14.9%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,255	$2,941	10.7%	10.9%	6.8%
Upholstery Fabrics	3,519	3,969	(11.3)%	13.0%	11.0%
Unallocated Corporate	2,366	3,248	(27.2)%	4.2%	4.1%
Selling, General and Administrative Expenses	$9,140	$10,158	(10.0)%	16.1%	12.8%

(Loss) Income from Operations by Segment				Operating (Loss) Income Margin
Mattress Fabrics	$(2,901)	$2,274	(227.6)%	(9.7)%	5.3%
Upholstery Fabrics	(116)	2,613	(104.4)%	(0.4)%	7.2%
Unallocated Corporate	(2,366)	(3,248)	(27.2)%	(4.2)%	(4.1)%
(Loss) Income from Operations	$(5,383)	$1,639	(428.4)%	(9.5)%	2.1%

Depreciation Expense by Segment
Mattress Fabrics	$1,587	$1,435	10.6%
Upholstery Fabrics	204	208	(1.9)%
Depreciation Expense	$1,791	$1,643	9.0%

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE TWELVE MONTHS ENDED MAY 1, 2022, AND MAY 2, 2021

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts			Percent of Total Sales
	May 1,	May 2,	% Over	May 1,	May 2,
Net Sales by Segment	2022	2021	(Under)	2022	2021
Mattress Fabrics	$152,159	$157,671	(3.5)%	51.6%	52.6%
Upholstery Fabrics	142,680	142,049	0.4%	48.4%	47.4%
Net Sales	$294,839	$299,720	(1.6)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin
Mattress Fabrics	$16,458	$23,864	(31.0)%	10.8%	15.1%
Upholstery Fabrics	19,635	25,968	(24.4)%	13.8%	18.3%
Gross Profit	$36,093	$49,832	(27.6)%	12.2%	16.6%

Selling, General, and Administrative Expenses by Segment				Percent of Total Sales
Mattress Fabrics	$12,246	$12,066	1.5%	8.0%	7.7%
Upholstery Fabrics	14,009	14,092	(0.6)%	9.8%	9.9%
Unallocated Corporate	9,160	11,598	(21.0)%	3.1%	3.9%
Selling, General, and Administrative Expenses	$35,415	$37,756	(6.2)%	12.0%	12.6%

Income (Loss) from Operations by Segment				Operating Income Margin
Mattress Fabrics	$4,212	$11,798	(64.3)%	2.8%	7.5%
Upholstery Fabrics	5,626	11,876	(52.6)%	3.9%	8.4%
Unallocated Corporate	(9,160)	(11,598)	(21.0)%	(3.1)%	(3.9)%
Income from operations	$678	$12,076	(94.4)%	0.2%	4.0%

Return on Capital (1)
Mattress Fabrics	5.3%	17.1%
Upholstery Fabrics	29.7%	72.7%
Unallocated Corporate	N.M.	N.M.
Consolidated	0.7%	13.8%

Capital Employed (1) (2)
Mattress Fabrics	$84,040	$75,451	11.4%
Upholstery Fabrics	25,209	15,166	66.2%
Unallocated Corporate	3,817	(174)	N.M.
Consolidated	$113,066	$90,443	25.0%

Depreciation Expense by Segment
Mattress Fabrics	$6,200	$6,014	3.1%
Upholstery Fabrics	794	832	(4.6)%
Depreciation Expense	$6,994	$6,846	2.2%

Notes

(1)	See return on capital employed by segment pages at the back of this presentation for calculations.

(2)	The capital employed balances are as of May 1, 2022, and May 2, 2021.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE THREE MONTHS ENDED MAY 2, 2021

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	As Reported		May 2, 2021
	May 2,		Adjusted
	2021	Adjustments	Results
Gross profit	$11,797	—	$11,797
Selling, general, and administrative expenses	(10,158)	—	(10,158)
Income from operations	$1,639	—	$1,639
Gain on bargain purchase (1)	$819	(819)	$-
Income before income taxes	$2,342	(819)	$1,523
Income tax expense (2)	(857)	742	(115)
Net income	$1,485	(77)	$1,408
Net income per share - basic	$0.12		$0.11
Net income per share - diluted	$0.12		$0.11
Average shares outstanding-basic	12,310		12,310
Average shares outstanding-diluted	12,399		12,399

Notes

(1)

Effective February 1, 2021, we acquired the remaining fifty percent ownership interest in our former unconsolidated joint venture located in Haiti. Pursuant to this transaction, we became the sole owner with full control over this operation. The gain on bargain purchase represents the amount of net assets acquired from this transaction that were more than the purchase price totaling $954,000.

(2)

The $742,000 represents the income tax effects from the gain on bargain purchase and the change in our estimated full valuation allowance applied against our U.S. net deferred income tax assets during the fourth quarter of fiscal 2021.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE TWELVE MONTHS ENDED MAY 2, 2021

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	As
	Reported		May 2, 2021
	May 2,		Adjusted
	2021	Adjustments	Results
Gross profit	$49,832	—	$49,832
Selling, general and administrative expenses	(37,756)	—	(37,756)
Income from operations	$12,076	—	$12,076
Gain on bargain purchase (1)	$819	(819)	$-
Income before income taxes	$10,880	(819)	$10,061
Income tax expense (2)	(7,693)	4,852	(2,841)
Income from investment in unconsolidated joint venture	31	—	31
Net income	$3,218	4,033	$7,251
Net income per share - basic	$0.26		$0.59
Net income per share - diluted	$0.26		$0.59
Average shares outstanding - basic	12,300		12,300
Average shares outstanding - diluted	12,322		12,322

Notes

(1)

Effective February 1, 2021, we acquired the remaining fifty percent ownership interest in our former unconsolidated joint venture located in Haiti. Pursuant to this transaction, we became the sole owner with full control over this operation. The gain on bargain purchase represents the amount of net assets acquired from this transaction that were more than the purchase price totaling $954,000.

(2)

The $4.9 million adjustment for the year ending May 2, 2021, mostly represents an $8.5 million non-cash income tax charge to record a full valuation allowance against the company’s U.S.net deferred income tax assets, partially offset by a $3.6 million non-cash income tax benefit resulting from the re-establishment of certain U.S. Federal net operating loss carryforwards in connection with U.S. Treasury regulations enacted during the first quarter of fiscal 2021 regarding the Global Intangible Low-Taxed Income tax provisions of the Tax Cuts and Jobs Act of 2017.

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED MAY 1, 2022, AND MAY 1, 2021

Unaudited

(Amounts in Thousands)

	May 1,	May 2,
	2022	2021
Net (loss) income	$(3,211)	$3,218
Income tax expense	2,886	7,693
Interest income, net	(356)	(193)
Gain on bargain purchase	—	(819)
Depreciation expense	6,994	6,846
Amortization expense	559	466
Stock based compensation	1,133	1,251
Adjusted EBITDA	$8,005	$18,462
% Net Sales	2.7%	6.2%

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CULP Announces Results for Fourth Quarter and Fiscal 2022, Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED MAY 1, 2022

Unaudited

(Amounts in Thousands)

	Operating	Average	Return on
	Income	Capital	Avg. Capital
	May 1, 2022 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$4,212	$80,088	5.3%
Upholstery Fabrics	5,626	18,911	29.7%
Unallocated Corporate	(9,160)	2,682	N.M.
Total	$678	$101,681	0.7%

Average Capital Employed	As of the three months ended May 1, 2022				As of the three months ended January 30, 2022				As of the three months ended October 31, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$92,609	51,124	33,830	177,563	$103,370	67,272	40,925	211,567	$97,390	55,862	56,073	209,325
Total liabilities	(8,569)	(25,915)	(23,578)	(58,062)	(16,540)	(45,596)	(22,697)	(84,833)	(18,818)	(38,560)	(23,493)	(80,871)
Subtotal	$84,040	$25,209	$10,252	$119,501	$86,830	$21,676	$18,228	$126,734	$78,572	$17,302	$32,580	$128,454
Cash and cash equivalents	—	—	(14,550)	(14,550)	—	—	(11,780)	(11,780)	—	—	(16,956)	(16,956)
Short-term investments - Available-For- Sale	—	—	—	—	—	—	(438)	(438)	—	—	(9,709)	(9,709)
Short-term investments - Held-To- Maturity	—	—	—	—	—	—	(1,315)	(1,315)	—	—	(1,564)	(1,564)
Current income taxes receivable	—	—	(857)	(857)	—	—	(367)	(367)	—	—	(613)	(613)
Long-term investments - Held-To-Maturity	—	—	—	—	—	—	(8,677)	(8,677)	—	—	(8,353)	(8,353)
Long-term investments - Rabbi Trust	—	—	(9,357)	(9,357)	—	—	(9,223)	(9,223)	—	—	(9,036)	(9,036)
Deferred income taxes - non-current	—	—	(528)	(528)	—	—	(500)	(500)	—	—	(452)	(452)
Income taxes payable - current	—	—	413	413	—	—	240	240	—	—	646	646
Income taxes payable - long-term	—	—	3,097	3,097	—	—	3,099	3,099	—	—	3,099	3,099
Deferred income taxes - non-current	—	—	6,004	6,004	—	—	5,484	5,484	—	—	4,918	4,918
Deferred compensation	—	—	9,343	9,343	—	—	9,180	9,180	—	—	9,017	9,017
Total Capital Employed	$84,040	$25,209	$3,817	$113,066	$86,830	$21,676	$3,931	$112,437	$78,572	$17,302	$3,577	$99,451

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CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED MAY 1, 2022

Unaudited

(Amounts in Thousands)

	As of the three months August 1, 2021				As of the three months Ended May 2, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$96,846	55,187	60,215	212,248	$97,861	53,875	62,344	214,080
Total liabilities	(21,298)	(39,983)	(21,418)	(82,699)	(22,410)	(38,709)	(23,955)	(85,074)
Subtotal	$75,548	$15,204	$38,797	$129,549	$75,451	$15,166	$38,389	$129,006
Cash and cash equivalents	—	—	(26,061)	(26,061)	—	—	(37,009)	(37,009)
Short-term investments - Available-For- Sale	—	—	(9,698)	(9,698)	—	—	(5,542)	(5,542)
Short-term investments - Held-To- Maturity	—	—	(1,661)	(1,661)	—	—	(3,161)	(3,161)
Current income taxes receivable	—	—	(524)	(524)	—	—	—	—
Long-term investments - Held-To-Maturity	—	—	(6,629)	(6,629)	—	—	(1,141)	(1,141)
Long-term investments - Rabbi Trust	—	—	(8,841)	(8,841)	—	—	(8,415)	(8,415)
Deferred income taxes - non-current	—	—	(455)	(455)	—	—	(545)	(545)
Income taxes payable - current	—	—	253	253	—	—	229	229
Income taxes payable - long-term	—	—	3,365	3,365	—	—	3,326	3,326
Deferred income taxes - non-current	—	—	4,917	4,917	—	—	5,330	5,330
Deferred compensation	—	—	8,795	8,795	—	—	8,365	8,365
Total Capital Employed	$75,548	$15,204	$2,258	$93,010	$75,451	$15,166	$(174)	$90,443

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$80,088	$18,911	$2,682	$101,681

Notes

(1)	See page 13 for Statement of Operations by Segment for the twelve months ended May 1, 2022.

(2)

Return on average capital employed represents operating income for the twelve months ended May 1, 2022, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, and short-term and long-term investments Held-To-Maturity, long-term investments – Rabbi Trust, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending May 1, 2022, January 30, 2022, October 31, 2021, August 1, 2021, and May 2, 2021.

(4)

Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2022, Takes Steps to Enhance Liquidity

June 29, 2022

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED MAY 2, 2021

Unaudited

(Amounts in Thousands)

	Operating	Average	Return on
	Income	Capital	Avg. Capital
	May 2, 2021 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$11,798	$69,044	17.1%
Upholstery Fabrics	11,876	16,332	72.7%
Unallocated Corporate	(11,598)	2,273	N.M.
Total	$12,076	$87,650	13.8%

Average Capital Employed	As of the three months ended May 2, 2021				As of the three months ended January 31, 2021				As of the three months ended November 1, 2020
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$97,861	53,875	62,344	214,080	$91,842	52,803	67,333	211,978	$83,667	46,837	72,272	202,776
Total liabilities	(22,410)	(38,709)	(23,955)	(85,074)	(21,503)	(38,061)	(24,052)	(83,616)	(21,628)	(30,287)	(23,610)	(75,525)
Subtotal	$75,451	$15,166	$38,389	$129,006	$70,339	$14,742	$43,281	$128,362	$62,039	$16,550	$48,662	$127,251
Cash and cash equivalents	—	—	(37,009)	(37,009)	—	—	(35,987)	(35,987)	—	—	(45,288)	(45,288)
Short-term investments - Available-For-Sale	—	—	(5,542)	(5,542)	—	—	(5,548)	(5,548)	—	—	(5,462)	(5,462)
Short-term investments - Held-To-Maturity	—	—	(3,161)	(3,161)	—	—	(9,785)	(9,785)	—	—	(5,005)	(5,005)
Long-term investments - Held-To-Maturity	—	—	(1,141)	(1,141)	—	—	(512)	(512)	—	—	(759)	(759)
Long-term investments - Rabbi Trust	—	—	(8,415)	(8,415)	—	—	(8,232)	(8,232)	—	—	(8,060)	(8,060)
Deferred income taxes - non-current	—	—	(545)	(545)	—	—	(640)	(640)	—	—	(645)	(645)
Income taxes payable - current	—	—	229	229	—	—	1,129	1,129	—	—	1,413	1,413
Income taxes payable - long-term	—	—	3,326	3,326	—	—	3,325	3,325	—	—	3,325	3,325
Deferred income taxes - non-current	—	—	5,330	5,330	—	—	5,543	5,543	—	—	6,089	6,089
Deferred compensation	—	—	8,365	8,365	—	—	8,179	8,179	—	—	8,000	8,000
Total Capital Employed	$75,451	$15,166	$(174)	$90,443	$70,339	$14,742	$753	$85,834	$62,039	$16,550	$2,270	$80,859

-MORE-

CULP Announces Results for Fourth Quarter and Fiscal 2022; Company Takes Steps to Enhance Liquidity

June 29, 2022

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED MAY 2, 2021

Unaudited

(Amounts in Thousands)

	As of the three months ended August 2, 2020				As of the three months ended May 3, 2020
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$79,016	41,239	64,332	184,587	$82,060	38,517	94,507	215,084
Total liabilities	(14,444)	(23,644)	(20,630)	(58,718)	(9,239)	(20,908)	(55,239)	(85,386)
Subtotal	$64,572	$17,595	$43,702	$125,869	$72,821	$17,609	$39,268	$129,698
Cash and cash equivalents	—	—	(39,986)	(39,986)	—	—	(69,790)	(69,790)
Short-term investments - Available for Sale	—	—	(983)	(983)	—	—	(923)	(923)
Short-term investments - Held-to-Maturity	—	—	(5,092)	(5,092)	—	—	(4,271)	(4,271)
Current income taxes receivable	—	—	(782)	(782)	—	—	(1,585)	(1,585)
Long-term investments - Held-to-Maturity	—	—	(1,314)	(1,314)	—	—	(2,076)	(2,076)
Long-term investments - Rabbi Trust	—	—	(7,916)	(7,916)	—	—	(7,834)	(7,834)
Deferred income taxes - non-current	—	—	(593)	(593)	—	—	(793)	(793)
Line of credit - China operations	—	—	—	—	—	—	1,015	1,015
Paycheck Protection Program Loan	—	—	—	—	—	—	7,606	7,606
Income taxes payable - current	—	—	613	613	—	—	395	395
Line of credit - U.S. operations	—	—	-	—	—	—	29,750	29,750
Income taxes payable - long-term	—	—	3,591	3,591	—	—	3,796	3,796
Deferred income taxes - non-current	—	—	5,311	5,311	—	—	1,818	1,818
Deferred compensation	—	—	7,869	7,869	—	—	7,720	7,720
Total Capital Employed	$64,572	$17,595	$4,420	$86,587	$72,821	$17,609	$4,096	$94,526

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$69,044	$16,332	$2,273	$87,650

Notes

(1)	See page 13 for Statement of Operations by Segment for the twelve months ended May 2, 2021.
(2)

Return on average capital employed represents operating income for the twelve months ended May 2, 2021, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, and short-term and long-term investments Held-To-Maturity, long-term investments–Rabbi Trust, income taxes receivable and payable, lines of credit associated with our U.S. and China operations, Paycheck Protection Program loan, deferred income tax assets and liabilities, and deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending May 2, 2021, January 31, 2021, November 1, 2020, August 2, 2020, and May 3, 2020.
(4)

Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-END-